UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ST. BERNARD SOFTWARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ST. BERNARD SOFTWARE, INC.

15015 Avenue of Science

San Diego, CA 92128

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 15, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of St. Bernard Software, Inc., a Delaware Company (the “Company”). The meeting will be held on Tuesday, June 15, 2010 at 9:00 a.m. local time at 15015 Avenue of Science, San Diego, CA 92128 for the following purposes:

1. To elect three directors to hold office until the 2011 Annual Meeting of Stockholders.

2. To approve an amendment to the Company’s 2005 Stock Option Plan to authorize the issuance of an additional 900,000 shares of common stock under such plan.

3. To ratify the selection by the Audit Committee of the Board of Directors of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending December 31, 2010.

4. To conduct any other business properly brought before the meeting.

These items are more fully described in the proxy statement accompanying this Notice.

The record date for the 2010 Annual Meeting is April 23, 2010. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Louis E. Ryan

Chief Executive Officer and

Chairman of the Board of Directors

San Diego, California

April 30, 2010

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

ST. BERNARD SOFTWARE, INC.

15015 Avenue of Science

San Diego, CA 92128

PROXY STATEMENT

FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

June 15, 2010

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of St. Bernard Software, Inc. (sometimes referred to as the “Company” or “St. Bernard”) is soliciting your proxy to vote at the 2010 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about April 30, 2010 to all stockholders of record entitled to vote at the 2010 Annual Meeting.

Important notice regarding the availability of Proxy materials for the Stockholder Meeting to be held on June 15, 2010. The proxy statement and annual report to security holders are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=13605.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 23, 2010 will be entitled to vote at the annual meeting. On this record date, there were 13,391,439 shares of the Company’s common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 23, 2010 your shares were registered directly in your name with St. Bernard’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 23, 2010 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2010 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the 2010 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of three directors to hold office until the 2011 Annual Meeting of Stockholders;

•	Amendment to the Company’s 2005 Stock Option Plan to authorize the issuance of an additional 900,000 shares of common stock under such plan; and

•	Ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending 2010.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the 2010 Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 PM Eastern Time on June 14, 2010 to be counted.

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To vote on the Internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 PM Eastern Time on June 14, 2010 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from St. Bernard. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 23, 2010.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all three nominees for director, “For” amendment to the Company’s 2005 Stock Option Plan to authorize the issuance of an additional 900,000 shares of common stock under such plan, and “For” ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending 2010. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” approval to amend the Company’s 2005 Stock Option Plan to authorize the issuance of an additional 900,000 shares of common stock under such plan; and

•	“FOR” ratification of the selection of independent auditors for our fiscal year ending December 31, 2010.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees and The Altman Group may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but The Altman Group will be paid its customary fee of approximately $2,000 plus out-of-pocket expenses if it solicits proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to Secretary at 15015 Avenue of Science, San Diego, CA 92128.

•	You may attend the 2010 Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 1, 2011, which is 120 calendar days prior to the anniversary date of the mailing of this Proxy Statement, to St. Bernard Software, Inc., 15015 Avenue of Science, San Diego, CA 92128. In addition, under our Amended and Restated Bylaws, if you wish to submit a proposal that is to be considered at our 2011 Annual Meeting of Stockholders or nominate a director at such Annual Meeting, you must do so no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. You are also advised to review the Company’s Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition, the proxy solicited by the Board of Directors for the 2011 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than March 17, 2011, which is 45 calendar days prior to the anniversary date of the mailing of this Proxy Statement. It is recommended that stockholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Amended and Restated Bylaws and conditions established by the Securities and Exchange Commission.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the new rules of the New York Stock Exchange, election of directors is no longer considered a “routine” matter. The proposal to ratify the appointment of Squar, Milner as our independent registered public accounting firm is the only matter in this proxy statement considered to be a routine matter for which brokers will be permitted to vote on behalf of their clients if no voting instructions are furnished. Therefore, it is important that you provide voting instructions to your broker.

How many votes are needed to approve each proposal?

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For Proposal No. 1, the election of directors, the three nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” the nominees will affect the outcome.

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To be approved, Proposal No. 2, the amendment to the Company’s 2005 Stock Option Plan to authorize the issuance of an additional 900,000 shares of common stock, must receive “For” votes from the majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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To be approved, Proposal No. 3, the ratification of the selection by the Audit Committee of the Board of Directors of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent auditors for its fiscal year ending December 31, 2010, must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 13,391,439 shares outstanding and entitled to vote. Thus, the holders of 6,695,720 shares must be present in person or represented by proxy at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of 2010.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections and American Stock Transfer & Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

PROPOSAL 1

ELECTION OF DIRECTORS

Each director of St. Bernard’s Board of Directors is elected for a one year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is elected and qualified.

The Board of Directors presently has three members. All the directors’ terms of office expire in 2010. Each of the nominees listed below is currently a director of the Company and has been previously elected by the stockholders of the Company. The Board of Directors has recommended each of the nominees listed below for election to the Board at the annual meeting. If elected at the annual meeting, each of these nominees would serve until the 2011 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation, or removal. It is the Company’s policy to invite directors and nominees for director to attend the Company’s annual meetings.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Board. Each person nominated for election has agreed to serve if elected. St. Bernard’s management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee recommended by the Board of Directors of St. Bernard.

Humphrey Polanen

Mr. Polanen, age 60, is a member of the Board of Directors of the Company and served as Chairman of the Board of Directors from April 2004 to July 2008 and served as Chief Executive Officer of the Company between April 2004 and July 2006 (when the Company was known as “Sand Hill IT Security Acquisition Corp.”). From January 2000 until December 2003, Mr. Polanen served as Managing Director of Internet Venture Partners, a strategic consulting and venture capital management firm for technology companies. From February 1998 through February 1999, he was President and CEO of Trustworks Systems, a network security software company. Between 1995 and 1998, he was General Manager of two divisions of Sun Microsystems where he led the Internet Commerce Group and the Network Security Division. Mr. Polanen has been a member of the board of directors of Heritage Bank of Commerce since 1994 and has been chair of that board’s audit committee for ten years. Mr. Polanen is also a director of Shanghai Century Acquisition Corp. Mr. Polanen is a graduate of Hamilton College and Harvard Law School. Mr. Polanen brings to our Board extensive business, banking and legal experience as well as experience and contacts in the information security industry, which is the Company’s core business.

Bart A. M. van Hedel

Mr. van Hedel, age 65, currently is an Executive Officer for Vogel Investments B.V. in addition to the companies listed below. Mr. van Hedel became a member of the Board of Directors of the Company upon completion of the merger of St. Bernard Software, Inc. with the Company (when the Company was known as “Sand Hill IT Security Acquisition Corp.”) in July 2006. Prior to the merger, he served as a director of St. Bernard Software, Inc. since 1996. He has been a Partner of BeeBird Corporate Finance C. V. since 1992. Mr. van Hedel was a non-executive member of the board of Ai-Investments N.V. from 1997 until December 2005, when he was named an executive board member. He was an executive board member of venture capital firm Paribas Participations N.V., from 1990 to 1992 and was an executive board member for Kempen & Co.,

Investment Bank in Amsterdam from 1981 to 1990. Mr. van Hedel graduated in 1973 from Eramus University of Rotterdam with a Masters in economics and tax. Mr. van Hedel brings to our Board extensive investment banking experience and business connections in Europe and the Board regularly relies on him for guidance and assistance in international matters.

Louis Ryan

Mr. Ryan, age 55, became Chief Executive Officer effective January 15, 2009. He has also been a member of the Board of Directors of the Company since July 2006 and became Chairman of the Board of Directors in July 2008. Since 2003, Mr. Ryan has been a venture partner with Sand Hill Capital and has served as the executive chairman of HydroPoint Data Systems, Inc. and SprayCool, a provider of high performance electronic system cooling and packaging solutions for military and commercial applications. From 2003 to May 2006, he served as the executive chairman of Network Chemistry. From January 1997 to June 2003, Mr. Ryan was president and chief executive officer and a director of Entercept Security Technologies Inc. (which was sold to Network Associates Technology, Inc. in 2003), a network security software company. From 1988 to 1995, Mr. Ryan was co-founder and executive vice president of Delrina Company, a publicly traded software company which was sold in 1995 to Symantec Company. Mr. Ryan was also an early investor and board member of Foundstone, a vulnerability management supplier acquired by McAfee, Inc. in August 2004. Mr. Ryan also serves on the board of Certicom Company, and is an advisor to Sand Hill Capital and DiamondHead Ventures. Mr. Ryan brings to our Board extensive senior management experience as well as experience and contacts in the information security industry, which is the Company’s core business, along with particular strengths with respect to leadership skills, and management skills.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2

APPROVAL OF THE AMENDMENT TO THE ST. BERNARD SOFTWARE, INC.

2005 STOCK OPTION PLAN

As of March 31, 2010, under the 2005 Stock Option Plan the Company had 2,583,537option shares outstanding and 490,678 option shares Stock (plus any shares that might in the future be returned to the Option Plan, or Option Plan, as a result of cancellations or expiration of options or the reacquisition by the Company of issued shares) available for issuance.

Stockholders are requested in this Proposal 2 to approve the amendment to the Option Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Option Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

The essential features of the Option Plan are outlined below:

GENERAL

The Option Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the Option Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the Option Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of options.

PURPOSE

The Board adopted the Option Plan to provide a means by which employees, directors and consultants of the Company and its parents or subsidiaries may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its parents or subsidiaries. All of the approximately ninety (90) employees, directors and consultants of the Company and its parents or subsidiaries are eligible to participate in the Option Plan.

ADMINISTRATION

The Option Plan is administered by the Board or a Board committee. Subject to the provisions of the Option Plan, the Board or a Board committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the award, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

The Board has the power to delegate administration of the Option Plan to a committee composed of not fewer than two members of the Board. In 2006, the Compensation Committee formed a Non-Officer Stock Option Subcommittee, or Subcommittee, currently composed of Mr. Ryan, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock options to employees who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. In particular, the Subcommittee may not grant options to acquire more than an aggregate of 10,000 shares per employee in any calendar year and all grants must be under standard terms and conditions. A committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act. From time to time, the Board has delegated administration of the Option Plan to the Compensation Committee of the Board. As used herein with respect to the Option Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself.

The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee administering the Option Plan must be “outside directors.” The Option Plan provides that directors serving on the committee must be “outside directors” within the meaning of Section 162(m). The definition of an “outside director” under Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act.

STOCK SUBJECT TO THE OPTION PLAN

The Option Plan currently reserves a maximum of 3,074,215 shares of Common Stock. Shares of Common Stock subject to options that are forfeited or terminated will be available for future option grants under the Option Plan.

Under the Option Plan, the number of shares of Common Stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend, or other change increasing or decreasing the outstanding Common Stock without receipt of consideration. The total number of shares of Common Stock issuable upon exercise of all outstanding options and under any stock bonus or similar plan may not exceed 30% of the total number of shares outstanding.

New Plan Benefits. Awards under the Option Plan will be made at the discretion of the Board. At this time, therefore, the benefits that may be received if stockholders approve the changes to the Option Plan cannot be determined.

ELIGIBILITY

The Company may grant options under the Option Plan to key employees, officers, directors and consultants who are deemed to have rendered, or to be able to render, significant services to the Company and who provide valuable services to the Company.

TERMS OF OPTIONS

The following is a description of the permissible terms of options under the Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

The Option Plan provides both for “incentive” stock options as defined in Section 422 of the Code and for options not qualifying as incentive options. Only employees of the Company may receive incentive stock options. The Board determines the exercise price per share of Common Stock purchasable under an incentive or non-qualified stock option.

The exercise price of stock options may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of Common Stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of the

Company stock may not be less than 110% of the fair market value on the date of grant. The number of shares covered by incentive stock options which may be exercised by any participant during any calendar year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant.

Subject to any limitations or conditions the Board may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. The notice must be accompanied by payment in full of the purchase price.

Generally, stock options granted under the Option Plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable during the holder’s lifetime, or in the event of legal incapacity or incompetency, by the holder’s guardian or legal representative.

Generally, if the holder is an employee, stock options granted under the Option Plan may be exercised by the holder while he or she is employed by the Company or a Company subsidiary at the time of the exercise, and for a period of three months, or such other greater period as the Board may determine, after the holder ceases to be an employee for reasons other than death or disability as “disabled” is defined in Section 22(e)(3) of the Code. In the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of 12 months or such other greater period as the Board may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a Company subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater period as the Board may determine or until the expiration of the stated term of the stock option, whichever period is shorter.

EFFECT OF CERTAIN CAPITAL TRANSACTIONS

Upon (i) the consummation of a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; (ii) the consummation of a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction; or (iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company, or similar transaction as determined by the Board, shall otherwise occur, except for a liquidation into a parent Company (“Capital Transaction”), all outstanding options under this Plan shall terminate and cease to be outstanding, unless the successor Company or parent thereof assumes or continues such outstanding options or substitutes similar options for such outstanding options. In the event of a Capital Transaction in which the successor Company or parent thereof does not assume or continue such outstanding options or substitute similar options for such outstanding options, then with respect to options that have not been assumed, continued or substituted and that are held by optionees whose continuous service has not terminated prior to the effective time of the Capital Transaction, the vesting of such stock options may, in the Board’s sole discretion, be accelerated in full to a date prior to the effective time of such Capital Transaction and such stock options shall terminate if not exercised at or prior to the effective time of the Capital Transaction.

TERM AND AMENDMENTS

Unless terminated by the Board, the Option Plan shall continue to remain effective until no further awards may be granted and all awards granted under the Option Plan are no longer outstanding. The Board may at any time, and from time to time, amend the Option Plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the Option Plan without the holder’s consent.

FEDERAL INCOME TAX INFORMATION

Incentive Stock Options. Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionholder’s alternative minimum tax liability, if any.

If an optionholder holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the optionholder’s actual gain, if any, on the purchase and sale. The optionholder’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options. Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences.

There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held Company for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation Board comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation Board) of an objective performance goal established in writing by the compensation Board while the outcome is substantially uncertain, and the option is approved by stockholders.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2009.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2009.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1) (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,455,049	$0.22	1,534,164
Equity compensation plans not approved by security holders	—	—	500,000
Total	2,455,049	$0.22	2,034,164

(1)	These amounts include 3,074,215 shares of Common Stock reserved for issuance pursuant to the Company’s 2005 Stock Option Plan previously approved by the Company’s stockholders. The Company has proposed to increase the number of shares available under its 2005 Stock Option Plan as more fully described in this proxy statement in the section entitled “Proposal 2 — Approval of the Amendment to the St. Bernard Software, Inc. 2005 Stock Option Plan.”

The following equity compensation plans of the Company that were in effect as of December 31, 2009 were adopted without the approval of the Company’s security holders: 2006 Recruitment Equity Incentive Plan.

On December 18, 2006, the Board approved the Company’s 2006 Recruitment Equity Incentive Plan (the “2006 Recruitment Plan”). An aggregate of five hundred thousand (500,000) shares of the Company’s common stock is eligible to be issued under the 2006 Recruitment Plan. The Board approved the 2006 Recruitment Plan to provide a means by which the Company will be able to retain the services of persons not previously employed by St. Bernard, as an inducement to individuals to become employed by St. Bernard and to provide incentives for such persons to exert maximum efforts for the success of St. Bernard and its subsidiaries. The 2006 Recruitment Plan provides for the grant of stock options, restricted stock awards, stock appreciation rights, phantom stock awards and other stock awards (collectively, the “Stock Awards”). Generally, new employees of St. Bernard who are hired as regular employees and perform regular employment services for St. Bernard or its subsidiaries will be eligible for Stock Awards. The 2006 Recruitment Plan is administered by the Board or an authorized Board of the Board. Subject to the terms of the 2006 Recruitment Plan, the Board determines recipients, dates of grant, the numbers and types of Stock Awards to be granted, and the terms and conditions of the Stock Awards, including the period of their exercisability and vesting.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Board designated Squar, Milner, Peterson, Miranda & Williamson, LLP, or Squar, as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2010 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the 2010 Annual Meeting. Squar has been the Company’s Independent Registered Public Accounting Firm since December 4, 2007. Squar has advised the Company that, in accordance with professional standards, they will not perform any non-audit service that would impair their independence for purposes of expressing an opinion on the Company’s financial statements. Representatives of Squar are expected to be present at the 2010 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of Squar as the Company’s Independent Registered Public Accounting Firm. However, the Audit Board of the Board is submitting the selection of Squar to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Board of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Board of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Squar. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

In connection with the audit of the 2009 financial statements, the Company entered into an engagement agreement with Squar which sets forth the terms by which Squar will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures.

The 2009 and 2008 fees listed in the table below under Audit Fees represent fees billed by Squar for services provided to the Company in connection with the audits of our financial statements for the fiscal years ended December 31, 2009 and 2008 and reviews of the financial statements included in each of our quarterly reports on Form 10Q during those years. Audit-Related Fee listed in the table below for 2009 represent fees billed by Squar for services provided to the Company in connection with the audit of the Company’s 401(k) Plan for the year ended December 31, 2008.

	Fiscal Year Ended (in thousands)
	2009	2008
Audit Fees	$128	$135
Audit-related Fees	8	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$136	$135

All fees described above related to engagement of the Company’s Independent Registered Public Accounting Firm were approved by the Audit Board or the Board of Directors.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Board has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Squar. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Board’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Board’s members, but the decision must be reported to the full Audit Board at its next scheduled meeting.

Squar’s report on the financial statements for the fiscal year ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. There were no disagreements between the Company and Squar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused Squar to report the disagreement if it had not been resolved to the satisfaction of Squar.

During the Company’s two most recent fiscal years and the interim period prior to engaging Squar, neither the Company nor anyone on its behalf consulted Squar regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Squar concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent director” including those set forth in pertinent listing standards of The Nasdaq Stock Market, LLC, or Nasdaq, as in effect from time to time. Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined Messrs. Polanen and van Hedel to be independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that neither Messrs. Polanen nor van Hedel had a material or other disqualifying relationship with the Company. Mr. Ryan, the Company’s Chief Executive Officer and Chairman of the Board of Directors, is not an independent director by virtue of his employment with the Company.

Board’s Leadership Structure

The Board’s current leadership structure is characterized by a combined Chairman of the Board and CEO. The Board believes that its current leadership structure provides sufficient independent board leadership and engagement while deriving the benefit of having our CEO also serve as Chairman of the Board. As the individual with primary responsibility for managing the Company’s day-to-day operations and with in-depth knowledge and understanding of the Company, our CEO is best positioned to chair regular Board meetings as we discuss key business and strategic issues. The Board believes that this combined structure along with our two independent directors provides a sufficient level of independent oversight.

Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk oversight is to understand the risks our Company faces, the steps management is taking to manage those risks and to assess management’s appetite for risk. It is management’s responsibility to manage risk and bring to the Board’s attention material risks facing our Company. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. Our Board also approves our CEO’s performance goals for each year. In doing so, the Board has an opportunity to ensure that the CEO’s goals include responsibility for broad risk management. The involvement of the full Board in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

While the Board has the ultimate responsibility for overall risk oversight, each Board of the Board also has responsibility for particular areas of risk oversight. For example, the Audit Board focuses on financial risk and internal controls. In addition, the Board of Directors, acting in lieu of the Compensation Board in 2009, evaluates and sets compensation programs that encourage decision making predicated upon a level of risk consistent with our business strategy. The Board of Directors, acting in lieu of the Compensation Board in 2009 also reviews compensation and benefit plans affecting employees in addition to those applicable to executive officers. Finally, the Board of Directors acting in lieu of the Governance and Nominating Board oversees governance and succession risk, including Board and CEO succession and evaluates director skills and qualifications to appoint particular directors to our standing Boards based upon the needs of that Board.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met fifteen (15) times during 2009. All directors attended at least 75% of the aggregate meetings of the Board, and of the Boards on which they served, held during the period for which they were directors or Board members, respectively. We encourage our Board members to attend our annual stockholder meetings. In 2009, all members of our Board of Directors attended our annual meeting.

With the resignation of Scott Broomfield, the Nominating and Governance Board of the Board was dissolved effective June 24, 2009, and the Board of Directors assumed the responsibility for identifying individuals qualified to become members of the Board and recommending to the Board individuals to be considered as nominees for election as directors at the annual meeting of stockholders of the Company, reviewing and evaluating incumbent directors, overseeing all aspects of the Company’s corporate governance functions, developing and adopting corporate governance principles applicable to the Company which are designed to help the Board satisfy its obligations to the stockholders of the Company and is responsible for other affairs relating to directors of the Company, including director compensation.

The Board of Directors considers director candidates recommended by stockholders. The Board does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Board to become nominees for election to the Board may do so by delivering a written recommendation to the Board of Directors at the following address: 15015 Avenue of Science, San Diego, CA 92128 at least 120 days prior to the anniversary date of the mailing of the Company’s proxy statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected.

INFORMATION REGARDING BOARDS OF THE BOARD OF DIRECTORS

The Board has two Boards: an Audit Board and a Compensation Board. The Nominating and Corporate Governance Board was dissolved on June 24, 2009. The following table provides membership and meeting information for fiscal 2009 for each of the Board Boards:

Name	Audit	Compensation	Nominating and Corporate Governance (5)
Louis Ryan (1)
Bart A. M. van Hedel (2)	X	X	X
Humphrey Polanen (3)	X	X	X
Scott Broomfield (4)	X	X	X
Total meetings in fiscal 2009	5	0	1

(1)	Chairman of Compensation Board through July 25, 2008; Chairman of the Board of Directors as of July 25, 2008.
(2)	Chairman of Nominating and Corporate Governance Board as of July 25, 2008 through its dissolution on June 24, 2009; Chairman of Compensation Board as of June 24, 2009.
(3)	Chairman of the Board of Directors through July 25, 2008; Chairman of Compensation Board as of July 25, 2008 through June 24, 2009; and Chairman of Audit Board as of June 24, 2009.
(4)	Chairman of Audit Board through June 23, 2009 – the date of his resignation from the Board of Directors.
(5)	Dissolution of the Nominating and Corporate Governance Board was on June 24, 2009.

Below is a description of each Board of the Board of Directors. Each of the Boards has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that Humphrey Polanen meets the standards for “independence” within the meaning of Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended, and that he is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Board

The Audit Board of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Board performs several functions. The Audit Board is responsible for the selection and appointment, retention, compensation, termination and oversight of the work of the Company’s independent auditor; reviews with management and the independent auditor any material conflicts or disagreements regarding financial reporting or accounting practices and policies of the Company; approves all audit and non-audit services to be performed by the independent auditor, as well as the scope of the services to be provided and the compensation to be paid for such services; reviews and discusses with management all disclosures required to be included in periodic reports filed by the Company; reviews all relationships between the independent auditor and the Company and evaluates the independent auditor’s independence; reviews reports from the independent auditor describing the independent auditor’s internal quality control procedures; reviews reports required to be submitted to the Company by the independent auditor concerning the independent auditor’s internal quality control procedures and reviews; evaluates the independent auditor’s qualifications and performance; confirms that the lead audit partner for the Company’s independent auditor has not performed audit services for the Company for each of the five previous years; reviews the Company’s financial statements for each interim period and any changes in accounting policies that have occurred during the interim periods; discusses guidelines and policies governing the procedures for risk assessment and risk management for the Company including discussion of the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures; reviews with counsel and the independent auditor and management any significant regulatory or other legal or accounting initiatives or matters that could have a material impact on the Company’s financial statements; discusses the responsibilities, budget and staffing of the Company’s internal audit function and reviews the scope, quality and adequacy of the Company’s internal controls over financial reporting and disclosure; and establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, audit matters and established procedures for the confidential submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Board is composed of two directors: Messrs. Polanen and van Hedel. The Audit Board met five times during 2009. The Audit Board has adopted a written charter that is available to stockholders on the Company’s website at http://www.stbernard.com/investor/corp_governance.asp. The Company has not been able to maintain compliance with the provision in the Audit Board charter requiring that the Audit Board consist of at least three directors and that each of the director’s satisfy the independence requirements set forth in the Audit Committee charter. The Company intends to be back in compliance with the requirements of the charter as soon as sufficient qualifying independent directors are appointed or elected to the Board.

The Board of Directors reviews the SEC listing standards definition of independence for Audit Board members on an annual basis and has determined that Mr. Polanen of the Company’s Audit Board is independent (as “independence” is currently defined in the applicable Nasdaq listing standards). The Board of Directors has determined that Mr. Polanen qualifies as an “audit Board financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Polanen’s level of knowledge and experience based on a number of factors, including his formal education, his ability to read and understand fundamental financial statements and understanding of Generally Accepting Accounting Practices (“GAAP”), experience as a chief executive officer and chief financial officer, and venture capitalist background.

Report of the Audit Board of the Board of Directors*

The Audit Board of the Board of Directors has furnished the following report:

The Audit Board has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with management of the Company. The Audit Board has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Board has also received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit Board concerning independence and has discussed with the independent accountants the independent accountant’s independence. Based on the foregoing, the Audit Board has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report in Form 10-K for the fiscal year ended December 31, 2009.

Mr. Bart A. M. van Hedel

Mr. Humphrey Polanen

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Compensation Board

The Compensation Board of the Board of Directors is composed of two directors: Messrs. Polanen and van Hedel. Mr. Polanen meets the standards of “independence” within the meaning of the applicable Nasdaq listing standards. The Compensation Board did not meet during 2009. The Compensation Board has adopted a written charter that is available to stockholders on the Company’s website at http://www.stbernard.com/investor/corp_governance.asp. The Company has not been able to maintain compliance with the provision in the Compensation Board charter requiring that the Compensation Board consist of at least two directors and that each of the director’s satisfy the independence requirements set forth in the charter. The Company intends to be back in compliance with the requirements of the charter as soon as another qualifying independent director is appointed or elected to the Board.

The Compensation Board of the Board of Directors acts on behalf of the Board to review, adopt or recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including:

•	establishment of annual and long-term performance goals and objectives for the Chief Executive Officer and all other officers and senior executives who report directly to the Chief Executive Officer;

•	evaluation of the performance of the Chief Executive Officer and all other officers and senior executives in light of the approved performance goals and objectives of the Company;

•

determination of the compensation of the Chief Executive Officer and all other officers and senior executives based on the evaluation of the performance of the Chief Executive Officer, and all other officers and senior executives, respectively;

•	recommendation to the Board with respect to incentive compensation plans and equity-based plans;

•	together with the Board, they administer the granting of stock options and awards under the Company’s stock option plans; and

•	production of an annual report on executive compensation for inclusion in the Company’s annual proxy statement in accordance with applicable rules and regulations.

In 2009, the Compensation Board did not meet. However, the responsibility of the Compensation Board was performed by the full board.

Compensation Board Processes and Procedures

Typically, the Compensation Board meets quarterly and with greater frequency, if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Board, in consultation with the CEO and legal counsel. From time to time, various members of management, as well as outside advisors or consultants, may be invited by the Compensation Board to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Board meetings. The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Board regarding his compensation. The charter of the Compensation Board grants the Compensation Board the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Board considers necessary or appropriate in the performance of its duties. In particular, the Compensation Board has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Under its charter, the Compensation Board may form, and delegate authority to, subBoards, as appropriate. In 2006, the Compensation Board formed a Non-Officer Stock Option SubBoard, or SubBoard, currently composed of Mr. Ryan, to which it delegated authority to grant, without any further action required by the Compensation Board, stock options to employees who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, particularly new employees, within specified limits approved by the Compensation Board. In particular, the SubBoard may not grant options to acquire more than an aggregate of 10,000 shares per employee in any calendar year and all grants must be under standard terms and conditions. Typically, as part of its oversight function, the Compensation Board will review on a quarterly basis the list of grants made by the SubBoard. The SubBoard granted 0 (zero) options to purchase shares to non-officer employees in 2009.

The Compensation Board establishes and makes, directly and sometimes by recommendations made to the Board of Directors, most significant adjustments to annual compensation, variable (bonus) compensation and equity awards of or to the executive officers of the Company and other direct reports to the Chief Executive Officer. The Compensation Board also considers compensation for new executive hires. Generally, the Compensation Board’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives. For executives other than the Chief Executive Officer, the Compensation Board solicits and considers evaluations and recommendations submitted to the Compensation Board by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Board, which determines any adjustments to his compensation as well as awards to be granted. For all executives, as part of its deliberations, the Compensation Board may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive stock ownership information, analyses of historical executive compensation levels and executive compensation paid at similar companies, including industry, location and size, identified by St. Bernard’s management.

Compensation Board Interlocks and Insider Participation

None of the Company’s executive officers currently serve, or has served during the last completed fiscal year, on the compensation Board or board of directors of any other entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Board.

Nominating and Corporate Governance Board

The Board of Directors does not currently have a Nominating and Corporate Governance Board, which was dissolved in June 2009 due to a lack of a sufficient number of independent directors. The entire Board of Directors currently performs the functions of a nominating Board. The Board considers diversity in identifying candidates by generally seeking to achieve a diversity of occupational and personal backgrounds on the Board. However the Board has no formal policy regarding diversity.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. This information is included in the Company’s Corporate Governance Guidelines available on the Company’s website at http://www.stbernard.com/investor/corp_governance.asp.

CODE OF ETHICS

The Company has adopted the St. Bernard Software Code of Ethics and Business Conduct that applies to all officers, directors and employees. The Code of Ethics and Business Conduct is available on our website at http://www.stbernard.com/investor/corp_governance.asp. If the Company makes any substantive amendments to the Code of Ethics and Business Conduct or grants any waiver from a provision of the Code of Ethics and Business Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

CORPORATE GOVERNANCE GUIDELINES

In September 2006, the Board of Directors documented the governance practices followed by the Company by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board Boards and compensation. The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to the Securities and Exchange Commission rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Guidelines, as well as the charters for each Board of the Board, may be viewed at http://www.stbernard.com/investor/corp_governance.asp.

AFFILIATE TRANSACTIONS AND RELATIONSHIPS

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of March 31, 2010:

Name	Age	Positions
Louis Ryan	55	Chief Executive Officer and Chairman of the Board of Directors
Thalia Gietzen	47	Vice President of Finance
Steve Yin	44	Executive Vice President, Sales and Marketing and Service

For a discussion of Mr. Ryan’s biographical information, see “Proposal 1 Election of Directors”.

Steve Yin, age 44, is currently serving as Executive Vice President, Sales, Marketing and Service effective August 2009. Steve Yin joined the Company in November 2004 as Vice President of Marketing, served as Vice President, Sales and Marketing from April 2005 to June 2007 and again from March 2008. During the period July 2007 to February 2008 he served as Vice President of Sales. Effective February 2009, he was promoted to Executive Vice President, Sales and Marketing. In August 2009 Services was added to his scope of responsibilities.

Thalia Gietzen, age 47, is currently serving as Vice President of Finance effective June 1, 2009. Thalia Gietzen joined the Company in December 2007 as Corporate Controller. From 1994 to 2007 and prior to joining St. Bernard, Ms. Gietzen served as the CFO at Vycera Communications, a $20 million telecommunications company.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 31, 2010 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership (1)
Beneficial Owners (6 persons)	Number of Shares	Percent of Total
Humphrey Polanen (2)	559,952	4.2%
Bart van Hedel (3)	2,766,647	20.5%
Louis Ryan (4)	1,145,613	8.3%
John Jones (5)	905,038	6.8%
Steve Yin (6)	350,159	*
Thalia Gietzen (7)	48,145	*
Total	5,775,554	40.7%
All executive officers and directors as a group (5 persons) (8)	4,870,516	34.3%

*	Less than one percent.
(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes, based on information supplied to it by the stockholders, that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 13,391,439 shares outstanding on March 31, 2010, adjusted as required by rules promulgated by the SEC.

(2)	Mr. Polanen is a member of the Board of Directors of the Company, served as Chairman of the Board of Directors of the Company from April 2004 to July 2008 and served as Chief Executive Officer of the Company between April 2004 and July 2006 (when the Company was known as “Sand Hill IT Security Acquisition Corp.”). Number of shares includes 490,509 shares of common stock and 69,443 shares underlying options to purchase common stock. The business address for Mr. Polanen is 200 Town and Country Village, Palo Alto, California 94301.
(3)	Mr. van Hedel became a member of the Board of Directors of the Company upon completion of the merger of St. Bernard Software, Inc. with the Company (when the Company was known as “Sand Hill IT Security Acquisition Corp.”) in July 2006. Number of shares includes 2,663,630 shares of common stock held in trust by Stichting Trustee Ai-Investments for Ai-Investments N.V., Perennial Investments B.V., BeeBird Corporate Finance C.V., and others and 103,017 shares underlying options to purchase common stock. Of the 2,663,630 shares of common stock, 738,335 shares of common stock are held in the name of Beebird Corporate Finance C.V., an entity indirectly owned and controlled by Mr. van Hedel. Mr. van Hedel disclaims beneficial ownership of 720,482 of the 738,335 shares of common stock held by Beebird Corporate Finance C.V. The remaining 1,925,295 shares of common stock are held in the name of Stichting Trustee Ai-Investments, for which Mr. van Hedel disclaims beneficial ownership of 90,000 shares. Mr. van Hedel is a board member for Stichting Trustee Ai-Investments and managing director for both Ai-Investments N.V. and Perennial Investments B.V. The business address for Mr. van Hedel is Emmaplein 2, 1075 AW, Amsterdam, The Netherlands.
(4)	Mr. Ryan became the Chief Executive Officer effective January 15, 2009. Mr. Ryan has served as a member of the Board of Directors of the Company since July 2006 and became Chairman of the Board of Directors in July 2008. Number of shares includes 793,330 shares of common stock and 352,283 shares underlying options to purchase common stock.
(5)	Mr. Jones was the Company’s President and Chief Executive Officer from July 27, 2006 until November 1, 2006. The number of shares provided is based on the latest information available to us.
(6)	Mr. Yin currently holds the position of Executive Vice President, Sales and Marketing and Service. Mr. Yin joined the Company in November 2004 as Vice President of Marketing, served as Vice President, Sales and Marketing from April 2005 to June 2007, and again from March 2008. During the period July 2007 to February 2008 he served as Vice President of Sales. Number of shares includes 108,000 shares of common stock and 242,159 shares underlying options to purchase common stock.
(7)	Thalia Gietzen currently holds the position of Vice President of Finance. Ms. Gietzen joined the Company in December 2007 as Corporate Controller. Number of shares includes 48,145 shares underlying options to purchase common stock.
(8)	Includes shares described in the notes above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with. In August 2009 Stichting Trustee Ai-Investments purchased shares in the Company for which a Form 4 may have had to be filed.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus		Stock Awards	Option Awards		Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation		Total
Louis E. Ryan	2009	$213,000	$64,000		—	$25,000	(2)	—	—	—		$302,000
Chief Executive Officer and Chairman of the Board of Directors (1)	2008	—	—		—	—		—	—	$132,000	(3)	$132,000

Vince Rossi	2009	$14,000	—		—	—		—	—	$251,000	(5)	$265,000
Former President , Chief Executive Officer, and Acting Chief Financial Officer (4)	2008	$300,000	$137,000	(6)	—	—		—	—	$44,000	(7)	$481,000

Thalia Gietzen	2009	$174,000	$17,000		—	$23,000	(9)	—	—	—		$214,000
Vice President of Finance (8)	2008	$150,000	$25,000		—	$10,000	(10)	—	—	—		$185,000

Steve Yin	2009	$207,000	—		—	$4,000	(11)	—	—	$117,000	(12)	$328,000
Executive Vice President, Sales and Marketing and Service	2008	$185,000	—		—	$54,000	(10)	—	—	$124,000	(13)	$363,000

Thomas Casey	2009	$102,000	$2,000		—	—		—	—	$75,000	(13)	$179,000
Territory Sales Manager	2008	$100,000	—		—	$12,000	(10)	—	—	$67,000	(13)	$179,000

David McAdoo	2009	$92,000	$2,000		—	—		—	—	$76,000	(13)	$170,000
Territory Sales Manager	2008	$57,000	—		—	$15,000	(10)	—	—	$45,000	(13)	$117,000

(1)	Mr. Louis Ryan was hired as Chief Executive Officer and acting Chief Financial Officer effective January 15, 2009. Thalia Gietzen was later appointed VP of Finance effective June 1, 2009.
(2)	Amounts shown here were calculated utilizing the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718 (formerly SFAS No. 123R (revised 2004)), “Compensation – Stock Compensation”. On April 2, 2009, stock option grants for 165,000 shares of the Company’s common stock were made to Mr. Ryan at an exercise price of $0.15 per share under the Company’s 2005 Stock Option Plan. These options vest in equal installments of 1/36 per month over a three (3) year period, starting on the date of the grant, and until such options are vested in full.
(3)	Consists of $39,000 in Board of Director fees, $27,000 in option awards, and $66,000 in consulting fees.
(4)	On December 2, 2008, the Company entered into a Separation Agreement with Vincent Rossi, the Company’s former Chief Executive Officer and Acting Chief Financial Officer, effective January 1, 2009.
(5)	Consists of $225,000 in severance and $26,000 in PTO payout.
(6)	Mr. Rossi’s 2008 bonus was paid on January 20, 2009.
(7)	Consists of $44,000 in car and housing allowance paid.
(8)	Thalia Gietzen was promoted to VP of Finance effective June 1, 2009.
(9)

Amounts shown here were calculated utilizing the provisions of ASC 718. On July 9, 2009 and December 17, 2009, stock option grants for 100,000 shares and 20,000 shares of the Company’s common stock were made to Ms. Gietzen at exercise prices of $0.20 per share and $0.16 per share, respectively. Each of the listed options granted on July 9, 2009 vest in equal installments of 1/36 per month over a three (3) year period, starting on the date of the grant, and until such options are vested in full. Each of the listed options granted on December 17, 2009 vests over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(10)

Amounts shown here were calculated utilizing the provisions of ASC 718. Stock option grants made during 2008 were re-priced to $0.25 per share on February 9, 2009. Each of the listed options vests over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant. See Note 2 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 regarding the assumptions underlying the valuation of these option grants under ASC 718.
(11)

Amounts shown here were calculated utilizing the provisions of ASC 718. On April 2, 2009 and December 17, 2009, stock option grants for 25,000 shares and 2,500 shares of the Company’s common stock were made to Mr. Yin at exercise prices of $0.15 per share and $0.16 per share, respectively. Each of the listed options vests over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(12)	Consists of $106,000 in commissions paid and $11,000 in bonuses paid in 2009.
(13)	Represents commissions earned.

LOUIS E. RYAN EMPLOYMENT AGREEMENT

The Company entered into an Employment Agreement with Louis E. Ryan, to serve as the Company’s Chief Executive Officer on January 15, 2009, amended on January 19, 2010 with an effective date of January 1, 2010.

Pursuant to the terms of the Amendment, Mr. Ryan is entitled to receive payments of $11,458 (before deductions made at Employee’s request, if any, and deductions required by federal, state and local law) twice per month, which is an increase from his previous monthly base salary. Additionally, Mr. Ryan is entitled to receive a quarterly performance bonus (if any), not to exceed $50,000 in the aggregate, based on specific performance targets set forth in the bonus plan established by the Board of Directors, which is a decrease from his previous quarterly performance bonus. The Company also granted Mr. Ryan 100,000 non-qualified stock options to vest over a three (3) year period with one third (1/3) vesting on the first anniversary of the date of the grant and the remainder two thirds (2/3) vesting over the remaining two (2) years on a monthly basis thereafter (such shares to vest on the first day of each month thereafter until such shares are vested in full). The Amendment extends the Employment Agreement to December 31, 2010, after which Mr. Ryan’s employment shall continue on an “at-will” basis (unless the parties enter into a new contract). Starting on July 1, 2010 either party may terminate the Employment Agreement by providing the other party with thirty (30) days prior written notice.

Mr. Ryan has been a Board Member since July 2006 and currently serves as the Chairman of the Board of Directors.

THALIA GIETZEN EMPLOYMENT AGREEMENT

On July 9, 2009, the Company and Thalia Gietzen entered into an Employment Agreement. Under the terms of the Employment Agreement, Thalia serves as Vice President of Finance with an effective date of June 1, 2009.

Pursuant to the terms of the Employment Agreement, Ms. Gietzen is entitled to receive semi-monthly payments of $7,708.33 (before deductions made at Employee’s request, if any, and for deductions required by federal, state and local law). Additionally, the Company granted Ms. Gietzen 100,000 non-qualified stock options under the Company’s 2005 Stock Option Plan to vest in equal installments of 1/36 per month over three years starting on the date of the grant. Ms. Gietzen’s employment is on an “at-will” basis and not for any specific time period, although if she is terminated without cause, as “cause” is defined in the Offer Letter, then Ms. Gietzen may be entitled to receive three (3) months severance.

STEVE YIN EMPLOYMENT AGREEMENT

Currently Steve Yin serves as Executive Vice President, Sales and Marketing and Service. On September 22, 2008, the Company and Steve Yin entered into an Employment Agreement, amended on April 2, 2009. Under the terms of the Employment Agreement, as amended, Steve Yin serves as the Executive Vice President, Sales and Marketing , with an effective date of February 1, 2009.

Pursuant to the terms of the Employment Agreement, as amended, Mr. Yin is entitled to receive semi-monthly payments of $8,750 (before deductions made at Employee’s request, if any, and deductions required by federal, state and local law), which is an increase from his previous monthly base salary. Additionally, Mr. Yin is entitled to receive monthly commission on sales based on the terms and conditions of the 2009 Sales Variable (Commission) Compensation Plan established by the Board of Directors. The Company also granted Mr. Yin 25,000 non-qualified stock options to vest over a three (3) year period with one third (1/3) vesting on the first anniversary of the date of the grant and the remainder two thirds (2/3) vesting over the remaining two (2) years on a monthly basis thereafter (such shares to vest on the first day of each month thereafter until such shares are vested in full).

OUTSTANDING EQUITY AWARDS VALUE AT FISCAL YEAR-END TABLE

Option Awards							Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Louis E. Ryan	36,666	(1)	128,334	$0.15		04/02/2019	—	—
Chief Executive Officer and Chairman of the Board of Directors	121,260	(2)	53,740	$0.25	(3)	11/12/2017
	25,000	(2)	—	$0.25	(3)	07/23/2017
	44,166	(2)	55,834	$0.25	(3)	08/19/2018
	50,000	(2)	—	$0.25	(3)	09/07/2016
	15,000	(2)	—	$0.25	(3)	01/14/2010
	6,944	(1)	43,056	$0.20		07/09/2019

Thalia Gietzen	9,556	(2)	5,444	$0.25	(3)	01/16/2018	—	—
Vice President of Finance	13,888	(1)	86,112	$0.20		07/09/2019
	—		20,000	$0.16		12/17/2019
	6,625	(2)	8,375	$0.25	(3)	08/21/2018

Steve Yin	75,000	(1)	—	$0.25	(3)	12/18/2016	—	—
Executive Vice President, Sales and Marketing and Service	—	(2)	25,000	$0.15		04/02/2019
	—	(2)	2,500	$0.16		12/17/2019
	41,962	(2)	—	$0.25	(3)	03/02/2015
	88,333	(2)	111,667	$0.25	(3)	08/21/2018

(1)	Each of the listed options vest in equal installments of 1/36 per month over a three (3) year period, starting on the date of the grant, and until such options are vested in full.
(2)

Each of the listed options vests over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant

(3)	On February 9, 2009, the Board of Directors of the Company approved an amendment to these stock option grants reducing the exercise price of the amended option grants to $0.25, which was the closing fair market price of the Company’s common stock on February 10, 2009. The intention of the Board of Directors in approving the amendment was to reestablish the incentive and retentive value of the amended stock options. See Note 2 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 regarding the assumptions underlying the valuation of these option grants under SFAS 123R.

DIRECTOR COMPENSATION TABLE (1)

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards		All Other Compensation	Total
Louis E. Ryan	$18,000	—	$10,000	(2)	—	$28,000
Humphrey P. Polanen	$58,000	—	$10,000	(2)	—	$68,000
Bart A.M. van Hedel	$35,000	—	$10,000	(2)	—	$45,000
Scott R. Broomfield (3)	$50,000	—	—		—	$50,000

(1)	At December 31, 2009, each director had the following aggregate number of stock option awards outstanding: Mr. Ryan 580,000, Mr. Polanen 100,000 shares, and Mr. van Hedel 133,574 shares.
(2)	Amounts shown here were calculated utilizing the provisions as codified in ASC 718 (formerly SFAS No. 123R (revised 2004)), “Compensation – Stock Compensation”. On July 9, 2009, stock option grants for 50,000 shares of the Company’s common stock were made to Messrs. Ryan, Polanen, and van Hedel an at an exercise price of $0.20 per share under the Company’s 2005 Stock Option Plan. In the event of a change in control of the Company which results in removal of the director as a member of the Board, the vesting of that director’s options is accelerated such that the options become immediately exercisable in full.
(3)	Mr. Broomfield was Chairman of Audit Board through June 23, 2009 – the date of his resignation from the Board of Directors.

Each of the Company’s non-employee directors receives cash compensation in the form of an annual retainer of $25,000, payable quarterly, a fee of $1,000 for each non-telephonic meeting of the Board of Directors that he attends in person, and a fee of $500 for attendance at each non-telephonic meeting of the Board of Directors in which he participates and each telephonic meeting of the Board of Directors in which he participates. In addition, the Chairman of the Audit Board receives an additional annual retainer of $25,000. The Chairman of the Compensation Board receives an additional annual retainer of $10,000. St. Bernard reimburses its non-employee directors for their reasonable expenses incurred in attending meetings of the Board of Directors and Boards of the Board of Directors. Effective January 15, 2009, Mr. Ryan, whom is the Chairman of the Board of Directors, is not entitled to any Board of Directors fees.

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

In November 2006, the Company adopted a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of the Company’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Board (or, where Audit Board approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers and directors. In considering related-person transactions, the Audit Board takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Audit Board look at, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Audit Board determines in the good faith exercise of its discretion.

CERTAIN RELATED-PERSON TRANSACTIONS

None.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are St. Bernard Software, Inc. stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Direct your written request to St. Bernard Software, Inc., Louis E. Ryan, Chief Executive Officer, 15015 Avenue of Science, San Diego, CA 92128 or contact Louis E. Ryan at 858-524-2038. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Louis E. Ryan

Chief Executive Officer and

Chairman of the Board of Directors

April 30, 2010

Our Annual Report on Form 10-K for the 2009 fiscal year, filed with the Securities and Exchange Commission on March 2, 2010, is being mailed along with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material. Stockholders may also obtain a copy of the Annual Report, without charge, by writing to the Chief Executive Officer, St. Bernard Software, Inc., 15015 Avenue of Science, San Diego, CA 92128. We will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits. Our Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding the Company, are also available on our website at http://www.stbernard.com or the Securities and Exchange Commission’s public website at http://www.sec.gov.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ST. BERNARD SOFTWARE, INC. Proxy — 2010 Annual Meeting of Stockholders June 15, 2010

The undersigned, a stockholder of St. Bernard Software, Inc., a Delaware corporation (the “Company”), does hereby appoint Thalia Gietzen (with full power to act alone), the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2010 Annual Meeting of Stockholders of the Company to be held at 15015 Avenue of Science, San Diego, CA 92128 on June 15, 2010, at 9:00 A.M., Pacific Time, or at any adjournment or postponements thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 30, 2010, and a copy of the Company’s Annual Report for the year ended December 31, 2009.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS, AMEND THE 2005 STOCK OPTION PLAN, AND TO RATIFY THE APPOINTMENT OF SQUAR, MILNER, MIRANDA & WILLIAMSON, LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

(CONTINUED TO BE COMPLETED, SIGNED AND DATED ON THE REVERSE SIDE)

■		14475	■

2010 ANNUAL MEETING OF STOCKHOLDERS OF

ST. BERNARD SOFTWARE, INC.

June 15, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=13605

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

■	20330300000000000000 3			061510
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Election of Directors to hold office until the 2011 Annual Meeting of Stockholders:				2. Amendment to the Company’s 2005 Stock Option Plan to authorize the issuance of an additional 900,000 shares of common stock under such plan; and	☐	☐	☐

		NOMINEES:		3. Ratification of Squar, Milner, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending December 31, 2010.	☐	☐	☐
☐	FOR ALL NOMINEES	O Humphrey Polanen O Bart A. M. van Hedel O Louis Ryan
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

2010 ANNUAL MEETING OF STOCKHOLDERS OF

ST. BERNARD SOFTWARE, INC.

June 15, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=13605

i	Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.	i

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Election of Directors to hold office until the 2011 Annual Meeting of Stockholders:				2. Amendment to the Company’s 2005 Stock Option Plan to authorize the issuance of an additional 900,000 shares of common stock under such plan; and	☐	☐	☐

		NOMINEES:		3. Ratification of Squar, Milner, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending December 31, 2010.	☐	☐	☐
☐	FOR ALL NOMINEES	O Humphrey Polanen O Bart A. M. van Hedel O Louis Ryan
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

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Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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